EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of American Dairy, Inc. (the "Company") for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of American Dairy each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of American Dairy.

Dated: March 30, 2005

                                   /s/ Leng You-Bin
                                   ---------------------------------------------
                                   Leng You-Bin
                                   Chief Executive Officer and President

                                   /s/ Liu Hua
                                   ---------------------------------------------
                                   Liu Hua
                                   Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer